SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              17-Nov-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   17-Nov-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to be
			 filed with
                the Commission, the Monthly Report dated       17-Nov-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items
	 1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated        17-Nov-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   17-Nov-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        397,000,000    345,199,023      16,219,450
      A-2        213,560,000    183,979,701      10,089,470
      A-IO       60,000,000     52,800,000           0
    A-IO-INV     730,000,000    562,900,000          0
      M-1        44,140,000     44,140,000           0
      M-2        40,460,000     40,460,000           0
      M-3        11,035,000     11,035,000           0
      M-4        18,400,000     18,400,000           0
      M-5        11,034,900     11,034,900           0
       P             100            100              0
       X              0         13,320,411           0
       R              0              0               0
      B-IO       64,000,000     64,000,000           0
     Total       735,630,000    654,248,725      26,308,920


      Rate           Int
    1.50000%       474,649
    1.50000%       252,972
    4.00000%       176,000
    0.22000%       113,518
    2.02000%       81,733
    3.02000%       112,007
    3.37000%       34,089
    4.97000%       83,827
    5.62000%       56,848
      N/A          498,927
    2.45469%      1,365,560
    0.00000%          0
    3.50000%       186,667
    1.12000%      3,250,130


     Class           Loss        Total Dist
      A-1            N/A        16,694,098
      A-2            N/A        10,342,443
      A-IO           N/A          176,000
    A-IO-INV         N/A          113,518
      M-1            0.00         81,733
      M-2            0.00         112,007
      M-3            0.00         34,089
      M-4            0.00         83,827
      M-5            0.00         56,848
       P             0.00         498,927
       X             N/A         1,365,560
       R             N/A             0
      B-IO           N/A          186,667
     Total           0.00       29,559,050



   Int Short       End Bal
       0         328,979,574
       0         173,890,231
       0         51,608,000
       0         539,000,000
       0         44,140,000
       0         40,460,000
       0         11,035,000
       0         18,400,000
       0         11,034,900
       0             100
       0         14,344,337
       0              0
       0         64,000,000
       0         627,939,804



AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GDP4      40.85504
      A-2         04541GDQ2      47.24420
      A-IO        04541GDR0       0.00000
    A-IO-INV      04541GDX7       0.00000
      M-1         04541GDS8       0.00000
      M-2         04541GDT6       0.00000
      M-3         04541GDU3       0.00000
      M-4         04541GDV1       0.00000
      M-5         04541GDW9       0.00000
       P          04541GEB4       0.00000
       X          04541GDZ2       0.00000
       R          04541GEA6       0.00000
      B-IO        04541GDY5       0.00000
     Total          0.00          0.00000

      Int           Total
    1.19559       42.05063
    1.18455       48.42874
    2.93333        2.93333
    0.15550        0.15550
    1.85167        1.85167
    2.76833        2.76833
    3.08917        3.08917
    4.55583        4.55583
    5.15166        5.15166
 4989269.00000  4989269.00000
    0.00000        0.00000
    0.00000        0.00000
    2.91667        2.91667
    0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       828.66391
      A-2          0.00000       814.24532
      A-IO         0.00000       860.13333
    A-IO-INV       0.00000       738.35616
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Principal Distributions:
Beginning Balance  434,639,952     232,929,184      667,569,136
     Scheduled Prin    352,121         202,841          554,962
     Prep(Incl Curt)15,224,950       9,158,555       24,383,505
     Net Liq Proc           (0)        328,477          328,477
     Loan Purch.             0               0                0
     Total Prin     15,577,071       9,689,873       25,266,944
     Net Real losses         0          18,051           18,051
Ending Balance     419,062,880     223,221,261      642,284,141
Ending Count             2,858           1,283            4,141

Aggregate End Coll Bal                             642,284,141

Ending Overcollateralization Amount                 14,344,337

Number of Liquidated Loans                                   2

Interest Distributions:
Sched In(Net Serv fees) 2,587,917       1,400,710        3,988,626
Less RAIS                   0               0                0
Less Net PPIS               0               0                0
Less Nonrecov Adv           0          (4,179)          (4,179)
                    2,587,917       1,404,889        3,992,806

Servicing Fee                                          278,036

Advances
Curr Agg Adv as of determ. date                      3596151.44
Out. Agg. Adv as of end of prior calendar month      1533662.51

Has Fairbanks failed the Termination Test     NO
Delinquency Information
                   GROUP 1                         GROUP 2
                    Count         Balance        Count            Balance
30-59 days delinq    82         11,291,931          32           6197784.4
60-89 days delinq    21          3,328,214           6            548522.9
90 + days delinq     15          2,022,563          14           930510.76
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days delinq          114     17489715.08
60-89 days delinq           27      3876736.76
90 + days delinq            29      2953074.18
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    2,858       419,062,880
Foreclosure          69          9,099,012
Bankruptcy           22          2,467,370
REO                   2           248,556         232,000

                   GROUP 2
                    Count         Balance     Market Value (REO)
Outstanding Loan        1,283     223,221,261
Foreclosure                 25       4474196.7
Bankruptcy                  14      2227127.81
REO                          0               0                0

                    TOTAL
                    Count         Balance     Market Value (REO)
Outstanding Loan        4,141     642,284,141
Foreclosure                 94      13573208.6
Bankruptcy                  36      4694498.02
REO                          2        248556.1           232000

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00


                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00


Num. of Loans for which Prep.Prem. were collected           88
Number of Loans for which Prepayment Premiums               91
Prin. Bal. of Loans for which Prep. Prem. were      17,315,757
Curr. amt of Prep. Prems                               498,927

Real. Losses incurred during the related Due Per        18,051
Cum. Real. Losses since Startup Day                     22,480

Weighted Avg Term to Mat. of Mortg. Loans                  344
Weighted Avg. Gross Coup. of Mortg. Loans              7.67408%
Weighted Avg. Net Coupon of Mortg. Loans               7.17408%

Agg. Num. of Mortg. Loans in the pool                    4,141

O/C Target Amt                                      14,344,337

Credit Enhancement %                                 21.546603%

O/C Increase Amount                                  1,023,926

O/C Release Amt                                              0

O/C Deficiency Amt                                   1,041,976

Excess O/C Amt                                               0

Pmt from Yield Maint. Agreement                              0

Net Monthly Excess Cash Flow                         2,389,486

Extra Ordinary Trust Fund Expenses                           0

Trigger Event Occurrence                             NO

Step Down Date Occurred                              NO

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee